Exhibit 99.1

New Horizon Aircraft Announces Closing of $2.9 Million Public Offering

TORONTO, Aug. 21, 2024 (GLOBE NEWSWIRE) -- New Horizon Aircraft (NASDAQ: HOVR), today closed its previously announced underwritten public offering of (i) 2,800,000 of its Class A ordinary shares, no par value per share, and accompanying warrants to purchase up to 2,800,000 of its Class A ordinary shares, and (ii) to certain investors, pre-funded warrants to purchase up to an aggregate of 3,000,000 Class A ordinary shares and accompanying warrants to purchase up to an aggregate of 3,000,000 Class A ordinary shares. Each Class A ordinary share and accompanying warrant are being sold together at a combined public offering price of $0.50, and each pre-funded warrant and accompanying warrant are being sold together at a combined public offering price of $0.50. Each Warrant will have an exercise price $0.75 per share, be exercisable immediately upon issuance and expire five years from the date of issuance. Each pre-funded warrant will have an exercise price of $0.00001 per share and will be exercisable immediately after the original issue date until the pre-funded warrant is exercised in full. The gross proceeds to Horizon Aircraft from the offering, before deducting the underwriting discounts and other offering expenses, are approximately $2.9 million, assuming no exercise of warrants, and up to approximately $7.25 million, assuming the warrants are exercised in full for cash.

EF Hutton LLC (“EF Hutton”) acted as the sole book running manager for the offering. Nelson Mullins Riley & Scarborough LLP acted as legal counsel to the Company, Sichenzia Ross Ference Carmel LLP acted as legal counsel to EF Hutton.

The offering was conducted pursuant to the Company’s registration statement on Form S-1, as amended August 15, 2024 (File No. 333-280086), previously filed June 10, 2024, with the Securities and Exchange Commission (“SEC”) that will be declared effective by the SEC on August 21, 2024. A final prospectus related to the offering has been filed with the SEC and is available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus relating to this offering may be obtained from EF Hutton LLC 590 Madison Avenue, 39th Floor, New York, NY 10022, Attention: Syndicate Department, or via email at syndicate@efhuttongroup.com or telephone at (212) 404-7002.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Horizon Aircraft

Horizon Aircraft is an advanced aerospace engineering company that is developing one of the world’s first hybrid eVTOL that is to be able to fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Horizon’s unique designs put the mission first and prioritize safety, performance, and utility. Horizon hopes to successfully complete testing and certification of its Cavorite X7 eVTOL quickly and then enter the market and service a broad spectrum of early use cases. Visit www.horizonaircraft.com for more information.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “will,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example: the intended use of proceeds from the offering; successful launch and implementation of HOVR’s joint projects with manufacturers and other supply chain participants of steel, rubber and other materials; changes in HOVR’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; HOVR’s ability to develop and launch new products and services; HOVR’s ability to successfully and efficiently integrate future expansion plans and opportunities; HOVR’s ability to grow its business in a cost-effective manner; HOVR’s product development timeline and estimated research and development costs; the implementation, market acceptance and success of HOVR’s business model; developments and projections relating to HOVR’s competitors and industry; and HOVR’s approach and goals with respect to technology. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing views as of any subsequent date, and no obligation is undertaken to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: the ability to maintain the listing of the Company’s shares on Nasdaq; changes in applicable laws or regulations; the effects of the COVID-19 pandemic on HOVR’s business; the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which HOVR operates; the risk that HOVR and its current and future collaborators are unable to successfully develop and commercialize HOVR’s products or services, or experience significant delays in doing so; the risk that the Company may never achieve or sustain profitability; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the Company experiences difficulties in managing its growth and expanding operations; the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that HOVR is unable to secure or protect its intellectual property; the possibility that HOVR may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in HOVR’s filings from time to time with the Securities and Exchange Commission.